American Fidelity Dual Strategy Fund, Inc.

2000 Annual Report

Dear Participant:

The U.S. stock market, as measured by the Standard & Poor's 500 Composite, posted its first negative return since 1990 (down 9.1%) after more than tripling over the previous five years. Increasing concern over slowing economic growth, excessive equity valuations, high energy prices and decelerating corporate profits contributed to a significant correction in stock prices during the fourth quarter and for the full year. This was clearly evident in the technology laden NASDAQ Composite, which posted its sharpest decline in its 29-year history (down 39.2%).

Economic growth, as measured by real Gross Domestic Product ("GDP"), slowed during the fourth quarter, following a weaker than expected showing of 2.2% in the third quarter. A decrease in the rate of industrial production, retail sales and employment growth contributed to a moderation in economic activity. Although a slowdown in the economy had clearly been anticipated following four consecutive quarters of GDP growth averaging above 5%, increasing concerns over the possibility of a recessionary environment in 2001 have captured investors' attention. We believe these concerns are misplaced given the healthy levels of employment growth, personal income and housing trends. While real GDP growth could contract in the first quarter of 2001, we are not anticipating a recession this year.

Inflation rates, as measured by the Consumer Price Index ("CPI"), trended upward to a 3.4% year-over-year rate for 2000 versus a 2.7% rate for 1999. Core inflation rates, which exclude highly volatile energy and food prices, also posted modestly higher readings of 2.6% versus 2.0% in 1999. Despite soaring energy prices and strong economic growth earlier in the year, investors continued to be encouraged by relatively moderate inflationary trends. Forecasts for a slowing economy coupled with flat to declining energy prices are likely to reverse inflationary pressures as we head into 2001.

U.S. Treasury bond yields dropped dramatically during the fourth quarter as signs of slowing economic activity raised expectations for a more accommodating Federal Reserve in 2001. The yield on the 10-year U.S. Treasury Bond ended the quarter at 5.11% versus 5.78% at the end of the third quarter and 6.44% at year-end 1999. In addition, short-term interest rates also fell sharply in anticipation of significant near-term interest rate cuts by the Federal Reserve. Despite the recent reduction in the Federal Funds rate by 50 basis points to 6.0%, we expect the Federal Reserve will cut rates further in the months ahead given a slowing economy and a declining inflationary threat. This should allow U.S. Treasury yield levels to trend downward during the first half of the year.

We believe that near-term trading in the equity markets is likely to remain quite volatile due to the uncertainty over the degree of slowing in economic growth and corporate earnings in 2001. However, we expect lower interest rates, healthy consumer spending and lower inflation will lead to a resurgence in economic growth in the second half of 2001. The dramatic performance discrepancy among different market sectors and individual issues clearly demonstrates to us the importance of a well-diversified and high quality equity portfolio. Given our outlook for declining interest rates, low inflation and continued corporate profit growth, we believe the sell-off in stock prices has produced attractive investment opportunities for investors with a long-term outlook.


Sincerely,

JOHN W. REX
John W. Rex
President


AMERICAN Fidelity Dual Strategy Fund, Inc.
Schedule of Portfolio Investments
December 31, 2000

COMMON STOCK:                 Shares or       Market Value
Principal           Percentage of
                              Amount         Amount         Net Assets

Building Materials and
Gardening Supplies:
     Home Depot, Inc.                   40,000 $1,827,480
                                        1,827,480 0.78%
Business Services:
     Automatic Data Processing, Inc.         68,000         4,305,216
     Computer Associates International, Inc. 25,800            503,100
     Computer Sciences Corporation *         43,000         2,585,375
     Interpublic Group of Companies, Inc.    51,000         2,170,662
     Microsoft Corporation *                               143,800
6,237,324
     SunGard Data Systems, Inc. *       45,000         2,120,625
     WPP Group PLC **              71,000         4,459,652
                                                         22,381,954
9.59%
Chemicals and Allied Products:
     Abbott Laboratories                                      116,600
5,647,754
     Air Products & Chemicals, Inc.          84,000         3,444,000
     Avery Dennison Corporation         55,800         3,062,025
     Merck & Company, Inc.              23,400         2,190,825
     Pfizer, Inc.                  43,800         2,014,800
                                                         16,359,404
7.01%
Communications:
     SBC Communications, Inc.      59,182         2,825,941
     Sprint PCS                    34,600           702,795
     Verizon Communications, Inc.       74,248         3,721,681
     Vodafone Group PLC ADR **          84,000         3,008,208

10,258,625     4.39%
Depository Institutions:
     Bank of America Corporation        62,032         2,845,718
     Citigroup, Inc.                    81,333         4,153,026
     J.P. Morgan & Company, Inc.          6,000          993,000
     PNC Financial Services Group       18,000
1,315,116
     The Chase Manhattan Corporation         73,950         3,360,066
     Wachovia Corporation               28,000         1,627,500
                                                        14,294,426
6.12%
Durable Goods, Wholesale:
     Johnson & Johnson             55,000         5,778,410
                                        5,778,410 2.47%
Electric, Gas, Sanitary Service:
     Duke Energy Corporation            37,000         3,154,250
     TECO Energy, Inc.             55,500         1,796,813
     Xcel Energy, Inc.             45,000         1,307,790
                                        6,258,853 2.68%



See accompanying notes to financial statements.


Common Stock Continued:

Electronic and Other Electric Equipment:
     Emerson Electric Company      38,000         2,294,856
     Flextronics International, Ltd *        48,000         1,368,000
     General Electric Company                            154,800
7,420,648
     Intel Corporation
134,800        4,052,358
     Koninklijke Philips Electronics N.V.            125,400
4,545,750
     Nokia Corporation ADR **      76,000         3,306,000
                                                23,687,612  10.15%
Food and Kindred Products:
     Anheuser-Busch Companies, Inc.          62,000         2,821,000
     PepsiCo, Inc.                 85,000         4,212,770
                                        7,033,770 3.01%
General Merchandise:
     Target Corporation                                122,000
3,934,500
                                        3,934,500 1.69%
Holding and Other Investment Offices:
     Archstone Communities Trust        40,000         1,030,000
     Duke-Weeks Realty Corporation      30,000            738,750
     First Industrial Realty Trust, Inc.          35,000
1,190,000
     Mack-Cali Realty Corporation       31,400            896,847
     Simon Property Group, Inc.         48,000
1,152,000
     Spieker Properties, Inc.           24,000         1,203,000
                                        6,210,597 2.66%
Industrial Machinery and Equipment:
     Applied Materials, Inc. *               26,000           992,862
      Cisco Systems, Inc. *                                   146,000
5,584,500
     Hewlett-Packard Company                      28,000
883,736
     United Technologies Corporation         35,000         2,751,875
                                                10,212,973  4.37%

Instruments and Related Products:
     Agilent Technologies, Inc. *       23,639              1,294,235
                                        1,294,235 0.55%
Insurance Carriers:
     AFLAC, Inc.                   84,800         6,121,457
     American General Corporation       52,000         4,238,000
     American International Group, Inc.      54,843         5,405,436
     MGIC Investment Corporation        43,000         2,899,791
     Wellpoint Health Networks,Inc. *        17,000         1,959,250
                                                        20,623,934
     8.83%
Miscellaneous Manufacturing Industries:
     Tiffany & Company                                     112,800
3,567,300
     Tyco International, Ltd. **                            87,000
4,828,500
                                        8,395,800 3.60%
Miscellaneous Retail:
     Costco Wholesale Corporation       97,800         3,905,839
                                        3,905,839 1.67%

Common Stock Continued:

Nondepositiory Institutions:
     American Express Company      58,800         3,230,296
     FNMA                     40,400         3,504,700
     Household International, Inc.      31,000         1,705,000
     MBNA Corporation              97,750         3,610,592
                                                         12,050,588
5.16%
Nondurable Goods, Wholesale:
     Cardinal Health, Inc.              77,000         7,671,125
     Safeway, Inc.*
123,700        7,731,250
                                                         15,402,375
6.60%
Oil and Gas Extraction:
     Anadarko Petroleum Corporation          58,000         4,122,640
     Schlumberger Ltd.             58,400         4,668,321
                                        8,790,961 3.77%
Paper and Allied Products:
     Kimberly-Clark Corporation         68,000         4,806,920
                                        4,806,920 2.06%
Personal Services:
     H & R Block, Inc.             39,300         1,626,038
                                        1,626,038 0.70%
Petroleum Refining and Related Industries:
     BP Amoco PLC**           21,320         1,020,695
     Coastal Corporation           57,000         5,033,783
     Conoco, Inc.- Class B              91,688         2,653,176
     Exxon Mobil Corporation            27,723         2,410,154
     Kerr-McGee Corporation             31,400         2,101,822
     Royal Dutch Petroleum Company**    68,200         4,130,328
     Texaco, Inc.                  29,600         1,838,900
                                                         19,188,858
8.22%
Primary Metal Industries:
     Engelhard Corporation              58,000         1,181,750
                                        1,181,750 0.51%
Transportation by Air:
     Delta Air Lines, Inc.              14,000            702,618
                                                     702,618     0.30%
Transportation Equipment:
     Ford Motor Company            28,000            656,236
                                           656,236     0.28%

Total Common Stocks
     (Cost $191,127,784)                4,466,608
226,864,756           97.17%
Short Term Investments:
    Associates Corporation of North America
        Master Note (6.48% at 12/31/00)          6,724,070
6,724,070
    Total Short-Term Investments:
6,724,070 2.88%
        Total Investments:
               (cost $197,851,854)
233,588,826     100.05%
        Other Assets and Liabilities, net:
(110,439)            -0.05%

                              Total Net Assets
$233,478,387       100.00%

   See accompanying notes to financial statements.
*  Presently not producing dividend income
** Foreign Investments

Statement of Assets and Liabilities
                                                        December  31,
2000
ASSETS:
     Cash                                     $        76,155
     Investments at market value (cost $197,851,854)
233,588,826
     Accrued interest and dividends
258,906
                                   Total Assets
233,923,887

LIABILITIES
     Liabilities for investment securities purchased
445,500
                                               Total Liabilities:
445,500
NET ASSETS
$233,478,387

   Composition of net assets:
     Net Capital paid in on shares of capital stock
$201,099,181
     Undistributed net investment income
1,697,758
     Accumulated net realized losses
(5,055,524)
     Unrealized appreciation on investments
35,736,972

     Net assets (equivalent to $11.713 per share
     based on 19,933,557 shares of capital
     stock outstanding)
$233,478,387


Statement of operations                                     Year Ended
December 31, 2000
INVESTMENT INCOME:
     Income:
     Dividends                                              $
3,012,271
     Interest
316,293
                                                        3,328,564
     Expenses:
          Investment management fees (note 2)
     1,142,927
               NET INVESTMENT INCOME
          2,185,637

REALIZED LOSSES ON INVESTMENTS:
     Proceeds from sales                               74,611,449
     Cost of securities sold                                79,556,821
                         NET REALIZED LOSSES
(4,945,372)

UNREALIZED APPRECIATION ON INVESTMENTS:
     END OF YEAR                                       35,736,972
     BEGINNING OF YEAR                                 32,063,374

          INCREASE IN UNREALIZED APPRECIATION
3,673,598

     NET INCREASE IN NET ASSETS RESULTING
                    FROM OPERATIONS                            $
913,863

See accompanying notes to financial statements.








STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 2000 and 1999


                                   2000      1999

Increase in Net Assets From Operations:
   Net Investment Income                $    2,185,637 2,012,121
   Net Realized Gains (Losses) on Investments
(4,945,372)       889,848
   Increase In Unrealized Appreciation on Investments
3,673,598           32,063,374
      Net Increase In Net Assets Resulting From Operations    913,863
34,965,343

Distributions to Shareholders (note 3):
     Investment income
(2,500,000)              -----
     Long-term capital gains
(1,000,000)              -----
          Total Distributions to Shareholders          (3,500,000)
-----
Changes From Capital Stock Transactions (note 4)
6,811,112      194,288,069

         Increase in Net Assets                        4,224,975
229,253,412
Net Assets:
    Beginning of Year                                  229,253,412
-----
    End of Year                                  $        233,478,387
229,253,412

Undistributed net investment income               $
1,697,758             2,012,121

See accompanying notes to financial statements.



FINANCIAL HIGHLIGHTS
                       Years Ended December 31, 2000 and 1999

                                             2000           1999
Investment income and expenses:
   Investment income                                              $
0.1697          0.1603
   Operating expenses                             0.0583
0.0541
                   Net investment Income                   0.1114
0.1062

Net realized and unrealized gains (losses)
      from securities
(0.0671)       1.7406
Distributions-investment income
(0.1274)                          -----

Distributions-capital gains
(0.0509)                          -----

Net Increase (decrease) in net asset unit value
(0.1340)         1.8468
Net asset unit value, beginning of period
11.8468        10.0000

               Net asset unit value, end of period    $
11.7128        11.8468

Net assets outstanding end of period                $
233,478,387           229,253,412
Ratios:
   Ratio of expenses to average net assets                     0.5000%
0.5000%
   Ratio of net investment income to average
      net assets                            0.9533%
0.9840%
   Portfolio turnover rate                           33.3%
37.5%
   Total return                                  0.4%
18.5  %

See accompanying notes to financial statements.





NOTES TO FINANCIAL STATEMENTS

(1 ) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)   General
American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end diversified management investment company from 1968 to 1998, and was a seperate
account of      American Fidelity Assurance Company (AFA). Effective
January 1, 1999, Variable Annuity  Fund A was converted to a unit
investment trust, known as American Fidelity Separate   Account A
(Account A), a separate account of AFA. Also effective January 1,
1999, the      Fund was established and Account A transferred its
investment portfolio to the Fund in  exchange for shares of the Fund.

The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

(b)     Investments
Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Securities for which published quotations are not available are valued at the quotation obtained from Bloomberg L.P. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.

The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries.
Management does not believe the Fund has any significant concentrations of credit risk.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first in, first out basis.
Security transactions are accounted for on a trade basis.

Dividend income is recorded on the ex-dividend date, and interest
income is recorded on    the daily accrual basis. For certain
securities in which the exact dividend is unknown on   the ex-dividend
date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income. The Fund does not expect these costs to be significant.

The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

In 2000, the cost of purchases and proceeds from sales of securities, other than short-term securities, were $78,508,989 and $74,611,449, respectively.

At December 31, 2000, the cost basis of investments for financial
reporting purposes was   materially consistent with the cost basis for
federal income tax purposes. The gross unrealized appreciation and depreciation on investments at December 31, 2000, were $47,620,298 and ($11,883,326), respectively.

(c)    Income Taxes
Management of the Fund believes that the Fund will continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.


NOTES TO FINANCIAL STATEMENT (CONT.)

(d)  Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported
amounts of assets and liabilities and disclosure of    contingent
assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from
operations during the    period. Actual results could differ from
those estimates.

(e)  Distributions to Shareholders
     Distributions to shareholders are recorded on the ex-dividend date.

(2)  TRANSACTIONS WITH AFFILIATES
The Fund receives investment management and advisory services under a management agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund's average daily net assets. AFA has engaged two sub-advisors who receive fees equal to 0.30% and 0.38%, respectively, of the Fund's daily net assets. The sub-advisors' fees are paid by AFA.

AFA pays all other expenses of the Fund except investment advisory fees and investment transactions costs. The Fund will not reimburse AFA at a later time for any such amounts.

Certain officers and directors of the Fund are also officers and directors of AFA.

(3)  DISTRIBUTIONS TO SHAREHOLDERS
On November 15, 2000, distributions of $0.128 and $0.051 per share were declared for ordinary income and long-term capital gains, respectively, which amounted to $2,500,000 and $1,000,000, respectively.

(4)  CHANGES FROM CAPITAL STOCK TRANSACTIONS
As of December 31, 2000, 200,000,000 shares of $0.001 par value capital stock were authorized.

Transactions in capital stock were as follows:


                                     Shares
Amount
                    2000      1999                 2000
1999

Shares Sold                             1,102,404         19,791,437
$ 12,824,575     $ 199,004,011
Shares Issued in
    reinvestment of dividends
    and distributions          295,683
3,500,000
                                   1,398,087          19,791,437
16,324,575         199,004,011

Shares redeemed                         (816,046)
(439,921)        (9,513,463)       (4,715,942)
Increase in net assets derived
    from capital stock
    transactions                             582,041
19,351,516         $ 6,811,112    $ 194,288,069





Independent Auditors' Report

Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2000, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc., as of December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets, and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

January 19, 2001


Participants' Benefits

As a participant of American Fidelity Dual Strategy Fund, Inc., you benefit from a number of valuable and helpful services which help you meet your investment needs. Some of the services you currently enjoy are the following:

RE-INVESTMENT WITHOUT CHARGE
Dividends and interest from investment income as well as capital gain contributions are automatically re-invested without charge.

PROFESSIONAL MANAGEMENT
Knowledgeable, full-time management constantly monitors market opportunities for your fund.

CAPITAL FULLY INVESTED
Accumulation units are issued in full and fractional amounts so that your net payments are immediately available for investment purposes.

PERSONAL SERVICE
Continuous personal service is available to you through the team of American Fidelity trained salaried representatives or directly from the Annuity Services Department in our Home Office.


Board of Directors       JOHN W. REX, Chairman
American Fidelity             President and Director
Dual Strategy                 American Fidelity Assurance Company
Fund, Inc.               DANIEL D. ADAMS, JR., Secretary
                         Vice President and Investment Officer
                         American Fidelity Assurance Company
                    JEAN G. GUMERSON
                         President and Chief Executive Officer
                         Presbyterian Health Foundation
                    GREGORY M. LOVE
                         President and Chief Operating Officer
                         Love's Country Stores, Inc.
                    J. DEAN ROBERTSON, D.D.S., M. Ed.
                         Pediatric Dentistry
                         Private Practice
                    G. RAINEY WILLIAMS, JR.
                         President and Chief Operating Officer, Marco
Holding Corporation
Safekeeping of Securities          InvestTrust, N.A.
                         Oklahoma City, Oklahoma
Independent Auditors          KPMG, LLP
                         Oklahoma City, Oklahoma
Investment Manager       American Fidelity Assurance Company
                         Oklahoma City, Oklahoma
Investment Sub-Advisors       Lawrence W. Kelly & Associates, Inc.
                         Pasadena, California
                    Todd Investment Advisors, Inc.
                         Louisville, Kentucky
Board of Directors       LYNDA L. CAMERON
American Fidelity             President
Assurance Company             Cameron Equestrian Centers, Inc.
                    WILLIAM M. CAMERON
                         Chairman of the Board and Chief Executive
Officer
                         American Fidelity Assurance Company
                    WILLIAM E. DURRETT
                         Senior Chairman of the Board
                         American Fidelity Assurance Company
                    CHARLES R. EITEL
                         Chairman and Chief Executive Officer
                         Simmons Company
                    THEODORE M. ELAM
                         Vice President and Attorney
                         McAfee and Taft
                    WILLIAM A. HAGSTROM
                         Chairman and Chief Executive Officer
                         The Women's Care Network
                    DAVID R. LOPEZ
                         President, Texas Operations
                         Southwestern Bell Telephone
                    PAULA MARSHALL-CHAPMAN
                         Chief Executive Officer
                         The Bama Companies, Inc.
                    JOHN W. REX
                         President and Chief Operating Officer
                         American Fidelity Assurance Company
                    GALEN P. ROBBINS, M.D.
                         Physician


For More Information

To obtain information:

By telephone
Call 1-800-662-1106

By mail Write to:
American Fidelity
Dual Strategy Fund, Inc.
P.O. Box 25520
Oklahoma City, OK 73125-0520

By E-mail Send your request to:
va.help@af-group.com

On the Internet Text-only versions of fund documents can be viewed online or downloaded from the SEC's web site: http://www.sec.gov

You may also obtain copies of fund documents by visiting the SEC's Public Reference Room in Washington, DC
(phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.


2000 N. Classen Boulevard
Oklahoma City, Oklahoma 73106
1-800-654-8489